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Agreement: See Schedule of Agreements
Dated: See Attached Schedule
ANNUAL STATEMENT AS TO COMPLIANCE
In accordance with the applicable section in each of the Pooling and Servicing
Agreements specified:
i.
a review of the activities of the Servicer during the year ended December
31, 2007 and of performance under this Agreement has been made under such officers' supervision; and
ii.
to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations and no defa ult has occurred under this
Agreement throughout such year.
February 20, 2008
/s/ Timothy J O'Brien
Timothy J. O'Brien
President
Select Portfolio Servicing, Inc.
3815 South West Temple /Salt Lake City, Utah /841151 telephone (801) 293-1881 / web www.spservicing.com
Schedule of Agreements
Pooling and Servicing Agreement between Credit Suisse First Boston Mortgage Acceptance
Corp., Depositor, DLJ Mortgage Capital Inc., Seller, Olympus Servicing LP, Servicer and
Special Servicer, Ocwen Federal Bank FSB, Servicer, Fairbanks Capital Corp., Servicer and
U.S. Bank National Association, Trustee-CSFB ABS Trust Series 2002-HE4
2/1/2002
Pooling and Servicing Agreement between Credit Suisse First Boston Mortgage Securities
Corp., Depositor, DLJ Mortgage Capital Inc., Seller, Olympus Servicing LP, Servicer and
Special Servicer, Fairbanks Capital Corp., Servicer and U.S. Bank National Association,
Trustee-CSFB ABS Trust Series 2002-HE11
4/1/2002
Pooling and Servicing Agreement - Credit Suisse First Boston Mortgage Securities Corp.,
Depositor, DLJ Mortgage Capital, Inc., Seller, Olympus Servicing, L.P., Servicer and Special
Servicer, Fairbanks Capital Corp., Servicer, and US Bank National Association, Trustee-CSFB
ABS Trust Series 2002-HE16
5/1/2002
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital Inc.,
Seller, Olympus Servicing L.P., Servicer and Special Servicer, Fairbanks Capital Corp., Servicer
and U.S. Bank National Association, Trustee - Pooling and Servicing Agreement - Home Equity
Asset Trust 2002-2
7/1/2002
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital Inc.,
Seller, Fairbanks Capital Corp., Servicer and Special Servicer and U.S. Bank National
Association, Trustee - Pooling and Servicing Agreement - Home Equity Asset Trust 2002-3
9/1/2002
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc.,
Seller, Fairbanks Capital Corp., Servicer and Special Servicer and U.S. Bank National
Association, Trustee - Pooling and Servicing Agreement - Home Equity Asset Trust 2002-4
10/1/2002
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital Inc.,
Seller, Olympus Servicing L.P., Servicer and Special Servicer, OCWEN Federal Bank FSB,
Servicer, Fairbanks Capital Corp., Servicer and U.S. Bank National Association, Trustee -
Pooling and Servicing Agreement - Home Equity Asset Trust 2002-1
6/1/2002

Schedule of Agreements
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital Inc.,
Seller, Vesta Servicing L.P., Servicer and Special Servicer, OCWEN Federal Bank FSB, Servicer,
and U.S. Bank National Association, Trustee - Pooling and Servicing Agreement - CSFB ABS
Trust Series 2001-HE16
7/1/2001
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital Inc.,
Seller, Vesta Servicing L.P., Servicer and Special Servicer, and U.S. Bank National Association,
Trustee - Pooling and Servicing Agreement - CSFB ABS Trust Series 2001- HE17
8/1/2001
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital Inc.,
Seller, Vesta Servicing L.P., Servicer and Special Servicer, and U.S. Bank National Association,
Trustee - Pooling and Servicing Agreement - CSFB ABS Trust Series 2001- HE20
9/1/2001
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital Inc.,
Seller, Vesta Servicing L.P., Servicer and Special Servicer, OCWEN Federal Bank FSB, Servicer,
and U.S. Bank National Association, Trustee - Pooling and Servicing Agreement - CSFB ABS
Trust Series 2001-HE22
10/1/2001
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital Inc.,
Seller, Vesta Servicing L.P., Servicer and Special Servicer, OCWEN Federal Bank FSB, Servicer,
and U.S. Bank National Association, Trustee - Pooling and Servicing Agreement - CSFB ABS
Trust Series 2001-HE25
11/1/2001
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital Inc.,
Seller, Olympus Servicing L.P., Servicer and Special Servicer, OCWEN Federal Bank FSB,
Servicer, and U.S. Bank National Association, Trustee - Pooling and Servicing Agreement -
CSFB ABS Trust Series 2001-HE30
12/1/2001
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital Inc.,
Seller, Olympus Servicing L.P., Servicer and Special Servicer, OCWEN Federal Bank FSB,
Servicer, and U.S. Bank National Association, Trustee - Pooling and Servicing Agreement -
CSFB ABS Trust Series 2002-HE1
1/1/2002
Credit Suisse First Boston Mortgage Acceptance Corp., Depositor, DLJ Mortgage Capital Inc.,
Seller, Fairbanks Capital Corp., Servicer and U.S. Bank, National Association, Trustee -
Pooling and Servicing Agreement - Home Equity Asset Trust 2002-5 12/1/2002

Schedule of Agreements
Asset Backed Securities Corporation, Depositor, Fairbanks Capital Corp., Servicer and U.S.
Bank National Association, Trustee - Pooling and Servicing Agreement - Asset Backed
Securities Corporation Home Equity Loan Trust 2003-HE2
4/1/2003
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc.,
Seller, Wells Fargo Bank, N.A., Servicer, Select Portfolio Servicing, Inc., Servicer and Special
Servicer, Clayton Fixed Income Services Inc., Credit Risk Manager and U.S. Bank National
Association, Trustee Pooling And Servicing Agreement - Home Equity Asset Trust 2006-1
12/1/2005
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc.,
Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator, Washington
Mutual Mortgage Securities Corp., Servicer, Greenpoint Mortgage Funding, Inc., Seller and
Servicer, Select Portfolio Servicing, Inc., Servicer and Special Servicer, and U.S. Bank National
Association, Trustee - Pooling and Servicing Agreement - CSMC Mortgage-Backed Pass-
Through Certificates, Series 2006-1
1/1/2006
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc.,
Seller, Ocwen Loan Servicing, LLC, Servicer, Wells Fargo Bank, N.A., Servicer, Select Portfolio
Servicing, Inc., Servicer and Special Servicer, Clayton Fixed Income Services Inc., Credit Risk
Manager and U.S. Bank National Association, Trustee - Pooling and Servicing Agreement -
Home Equity Asset Trust 2006-2
1/1/2006
Asset Backed Securities Corporation, Depositor, DLJ Mortgage Capital, Inc., Seller, Select
Portfolio Servicing, Inc., Servicer, MortgageRamp, Inc., Loan Performance Advisor and U.S.
Bank National Association, Trustee - Pooling and Servicing Agreement - Asset Backed
Securities Corporation Home Equity Loan Trust, Series AEG 2006-HE1 1/1/2006
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc.,
Seller, Wells Fargo Bank, N.A., Servicer, Select Portfolio Servicing, Inc., Servicer and Special
Servicer, Clayton Fixed Income Services Inc., Credit Risk Manager and U.S. Bank National
Association, Trustee - Pooling And Servicing Agreement - Home Equity Asset Trust 2006-3
3/1/2006

Schedule of Agreements
Asset Backed Securities Corporation, Depositor, DLJ Mortgage Capital, Inc., Seller, Select
Portfolio Servicing, Inc., Servicer, Officetiger Global Real Estate Services Inc., (f/k/a
MortgageRamp, Inc.), Loan Performance Advisor and U.S. Bank National Association, Trustee -
Pooling and Servicing Agreement - Asset Backed Securities Corporation Home Equity Loan
Trust, Series NC 2006-HE4
4/1/2006
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc.,
Seller, Wells Fargo Bank, N.A., Servicer, JPMorgan Chase Bank, National Association, Servicer,
Select Portfolio Servicing, Inc., Servicer and Special Servicer, Clayton Fixed Income Services
Inc., Credit Risk Manager and U.S. Bank National Association, Trustee - Pooling And Servicing
Agreement - Home Equity Asset Trust 2006-4
4/1/2006
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc.,
Seller, Wells Fargo Bank, N.A., Servicer, JPMorgan Chase Bank, National Association, Servicer,
Select Portfolio Servicing, Inc., Servicer and Special Servicer, Clayton Fixed Income Services
Inc., Credit Risk Manager and U.S. Bank National Association, Trustee Pooling And Servicing
Agreement - Home Equity Asset Trust 2006-5
6/1/2006
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc.,
Seller, Select Portfolio Servicing, Inc., Servicer, Ocwen Loan Servicing, LLC, Servicer and U.S.
Bank National Association, Trustee - Pooling and Servicing Agreement - Home Equity Mortgage
Trust Se ries 2006-4
8/1/2006
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc.,
Seller, Wells Fargo Bank N.A., Servicer, Master Servicer And Trust Administrator, Washington
Mutual Mortgage Securities Corp., Servicer, Select Portfolio Servicing, Inc., Servicer and U.S.
Bank National Association, Trustee - Pooling and Servicing Agreement CSAB Mortgage-Backed
Pass-Through Certificates, Series 2006-2
9/1/2006
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc.,
Seller, Wells Fargo Bank, N.A., Servicer, Select Portfolio Servicing, Inc., Servicer, Clayton Fixed
Income Services Inc., Credit Risk Manager and U.S. Bank National Association, Trustee -
Pooling and Servicing Agreement - Home Equity Asset Trust 2006-6
7/1/2006

Schedule of Agreements
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc.,
Seller, Wells Fargo Bank, NA., Servicer, Select Portfolio Servicing, Inc., Servicer, Clayton Fixed
Income Services Inc., Credit Risk Manager and U.S. Bank National Association, Trustee -
Pooling and Servicing Agreement - Home Equity Asset Trust 2006-7
9/1/2006
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc.,
Seller, Wilshire Credit Corporation, Servicer, Ocwen Loan Servicing, LLC, Servicer, Select
Portfolio Servicing, Inc., Servicer and Special Servicer and U.S. Bank National Association,
Trustee - Pooling and Servicing Agreement - Home Equity Mortgage Trust Series 2005-5
12/1/2005
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc.,
Seller, Wells Fargo Bank NA., Servicer, Master Servicer and Trust Administrator, Banco
Popular De Puerto Rico, Servicer, Select Portfolio Servicing, Inc., Servicer and Special Servicer,
and U.S. Bank National Association, Trustee - Pooling and Servicing Agreement - CSMC
Mortgage-Backed Pass-Through Certificates, Series 2006-9
10/1/2006
Asset Backed Securities Corporation, Depositor, DLJ Mortgage Capital, Inc., Seller, Nationstar
Mortgage LLC, Servicer, Select Portfolio Servicing, Inc., Servicer, Wells Fargo Bank, N.A.,
Master Servicer and Trust Administrator, Officetiger Global Real Estate Services Inc., Loan
Performance Advisor and U.S. Bank National Association, Trustee - Pooling And Servicing
Agreement - Asset Backed Securities Corporation Home Equity Loan Trust, Series MO 2006-
HE6
11/1/2006
Asset Backed Securities Corporation, Depositor, DLJ Mortgage Capital, Inc., Seller, Select
Portfolio Servicing, Inc., Servicer, Officetiger Global Real Estate Services Inc., Loan
Performance Advisor and U.S. Bank National Association, Trustee - Pooling And Servicing
Agreement - Asset Backed Securities Corporation Home Equity Loan Trust, Series AMQ 2006-
HE7
11/1/2006
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc.,
Seller, Select Portfolio Servicing, Inc., Servicer and U.S. Bank National Association, Trustee -
Pooling and Servicing Agreement - Home Equity Mortgage Trust Series 2006-6
12/1/2006

Schedule of Agreements
Asset Backed Securities Corporation, Depositor, DLJ Mortgage Capital, Inc., Seller, Select
Portfolio Servicing, Inc., Servicer, Officetiger Global Real Estate Services Inc., Loan
Performance Advisor and U.S. Bank National Association, Trustee - Pooling and Servicing
Agreement - Asset Backed Securities Corporation Home Equity Loan Trust, Series RFC 2007-
HE 1
1/1/2007
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc.,
Seller, Select Portfolio Servicing, Inc., Servicer and Special Collections Servicer, Clayton Fixed
Income Services Inc., Credit Risk Manager and U.S. Bank National Association, Trustee -
Pooling and Servicing Agreement - Home Equity Asset Trust 2007-2
3/1/2007
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc.,
Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator, Banco
Popular De Puerto Rico, Servicer, Greenpoint Mortgage Funding, Inc., Servicer and a Seller,
Select Portfolio Servicing, Inc., Servicer, Special Servicer and Modification Oversight Agent and
U.S. Bank National Association, Trustee - Pooling and Servicing Agreement - CSMC Mortgage-
Backed Pass-Through Certificates,
Series 2007-1
1/1/2007
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., a
Seller, Wells Fargo Bank N.A., a Servicer, Master Servicer and Trust Administrator, Greenpoint
Mortgage Funding, Inc., a Servicer and a Seller, Select Portfolio Servicing, Inc., a Servicer,
Special Servicer, and Modification Oversight Agent and U.S. Bank National Association,
Trustee - Pooling and Servicing Agreement - CSMC Mortgage-Backed Pass-Through
Certificates, Series 2007-2
2/1/2007
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc.,
Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator, Universal
Master Servicing LLC., Servicer, Washington Mutual Mortgage Securities Corp., Servicer,
Select Portfolio Servicing, Inc., Servicer, Special Servicer and Modification Oversight Agent and
U.S. Bank National Association, Trustee - Pooling and Servicing Agreement - CSMC Mortgage-
Backed Pass-Through Certificates, Series 2007- 3
3/1/2007
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc.,
Seller, Wells Fargo Bank, N.A., Servicer, Select Portfolio Servicing, Inc., Servicer and
Modification Oversight Agent, Clayton Fixed Income Services I nc., Credit Risk Manager and
U.S. Bank National Association, Trustee - Pooling and Servicing Agreement - Home Equity
Asset Trust 2007-1
1/1/2007

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc.,
Seller, Select Portfolio Servicing, Inc., Servicer and Special Collections Servicer, Clayton Fixed
Income Services Inc., Credit Risk Manager and U.S. Bank National Association, Trustee -
Pooling and Servicing Agreement - Home Equity Asset Trust 2007-3
4/1/2007
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc.,
Seller, Select Portfolio Servicing, Inc, Servicer and U.S. Bank National Association, Trustee -
Pooling and Servicing Agreement - Home Equity Mortgage Trust Series 2007-2
4/1/2007
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc.,
Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator, Universal
Master Servicing, LLC, Servicer, Select Portfolio Servicing, Inc., Servicer, Special Servicer and
Modification Oversight Agent and U.S. Bank National Association, Trustee - Pooling and
Servicing Agreement - CSAB Mortgage-Backed Pass-Through Certificates, Series 2007-1
4/1/2007
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc.,
Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator, Washington
Mutual Mortgage Securities Corp., Servicer, Bank Of America, National Association, Servicer,
Select Portfolio Servicing, Inc., Servicer and Special Servicer, and U.S. Bank National
Association, Trustee - Pooling and Servicing Agreement - CSMC Mortgage-Backed Pass-
Through Certificates, Series 2006-4 -
4/1/2006
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc.,
Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator, Select
Portfolio Servicing, Inc., Servicer and Modification Oversight Agent and U.S. Bank National
Association, Trustee - Pooling and Servicing Agreement - CSAB Mortgage-Backed Pass-
Through Certificates, Series 2006-4
11/1/2006
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc.,
Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator, Banco
Popular De Puerto Rico, Servicer and Back-Up Servicer, R&G Mortgage Corp., Servicer, Select
Portfolio Servicing, Inc., Servicer, Special Servicer and Modification Oversight Agent and U.S.
Bank National Association, Trustee - Pooling and Servicing Agreement - CSMC Mortgage-
Backed Pass-Through Certificates, Series 2007-5
7/1/2007

Schedule of Agreements
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc.,
Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator, Bank of
America, National Association, Servicer, Universal Master Servicing, LLC., Servicer, Select
Portfolio Servicing, Inc., Servicer, Special Servicer, and Modification Oversight Agent and U.S.
Bank National Association, Trustee - Series Supplement to Standard Terms of the Pooling and
Servicing Agreement - CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-6
9/1/2007
Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc.,
Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator, Universal
Master Servicing LLC., Servicer, Banco Popular De Puerto Rico, Servicer and Back-Up Servicer,
Greenpoint Mortgage Funding, Inc., Servicer, Select Portfolio Servicing, Inc., Servicer, Special
Servicer and Modification Oversight Agent and U.S. Bank National Association, Trustee -
Pooling and Servicing Agreement - CSMC Mortgage-Backed Pass-Through Certificates, Series
2007-7
11/1/2007